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Exhibit 13.2

Certification by the Principal Financial Officer pursuant to
18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

        In connection with the Annual Report of Addex Therapeutics Ltd (the "Company") on Form 20-F for the fiscal year ended December 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lénaïc Teyssédou, Head of Finance of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

          (1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 10, 2021
/s/ LÉNAÏC TEYSSÉDOU
Name:	Lénaïc Teyssédou
Title:	Head of Finance (Principal Financial Officer)

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  Exhibit 13.2
Certification by the Principal Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002